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                                                                    EXHIBIT 99.1

                        NUTRITIONAL SOURCING CORPORATION
                           INVITATION WITH RESPECT TO
                      10.125% SENIOR SECURED NOTES DUE 2009

                                                                January 28, 2005

To Brokers, Dealers, Commercial Banks,
Trust Companies and Nominees:

     For your information and for forwarding to your clients, we are enclosing the following documents in connection with our offer to purchase certain of the Notes referred to above:

          1.   An Invitation (the "Invitation");

          2.   A Letter of Transmittal, including a Substitute Form W-9:

          3. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9;

          4.   Notice of Guaranteed Delivery;

          5. Instructions to Record Holder (which is a printed form letter which may be sent to your clients for whose account you hold Notes in your name or in the name of your nominee with space provided for obtaining such clients' instructions with respect to the Invitation).

WE URGE YOU TO CONTACT YOUR CLIENTS PROMPTLY.

     We are asking you to contact your clients for whom you hold Notes registered in your name (or in the name of your nominee). Please bring the Invitation to their attention as soon as possible. The Invitation is subject to certain conditions. Holders validly tendering Notes will, by tendering such Notes, be giving their consent to a proposed amendment to the indenture under which such notes were issued.

     Nutritional Sourcing Corporation (the "Company") will pay all transfer taxes applicable to the tender of Notes pursuant to the Invitation, except as provided in the Instructions to the Letter of Transmittal. Moreover, backup withholding tax may be required unless an exemption is proved or unless the required tax identification information is provided. See the Instructions to the Letter of Transmittal.

     As described in the Invitation, tenders may be made without the concurrent deposit of Notes if such tenders are made pursuant to a Notice of Guaranteed Delivery by or through a commercial bank or trust company having an office in the United States or for the account of a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. Notes, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     DTC participants will be able to execute tenders through the DTC Automated Tender Offer Program.

     PLEASE NOTE THAT THE INVITATION EXPIRES AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 28, 2005, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED OR EARLIER TERMINATED, THE "EXPIRATION DATE"). WITHDRAWAL RIGHTS WILL EXPIRE ON THE EXPIRATION DATE.

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     The Company will reimburse brokers, dealers, banks and trust companies for reasonable out-of-pocket expenses incurred by them in forwarding copies of the documents to the beneficial owners of the Notes held by them and in handling or forwarding tenders to their customers.

     Additional copies of the enclosed material may be obtained by contacting D.F. King & Co., Inc., the Information Agent, at 48 Wall Street, 22nd Floor, New York, New York 10005, telephone (800) 628-8532 or (212) 269-5550 (collect).

                                               Very truly yours,

                                               NUTRITIONAL SOURCING CORPORATION

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU AS OUR AGENT OR THE AGENT OF THE DEPOSITARY, OR THE INFORMATION AGENT OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS OR USE ANY DOCUMENT IN CONNECTION WITH THE INVITATION OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND STATEMENTS CONTAINED THEREIN.

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